Filed pursuant to Rule 497(e) under the Securities Act 1933

File No. 333-65269

Supplement Dated August 11, 2006

NUVEEN INVESTMENT TRUST III

Prospectus dated May 10, 2006

Nuveen Core Bond Fund

Nuveen High Yield Bond Fund

Nuveen Short Duration Bond Fund

This announcement reflects the departure of Ronald Lagnado, who has left the firm. Andrew Stenwall, lead portfolio manager for the funds and head of Nuveen Investments’ Taxable Fixed Income team, continues to manage the funds with Christian Romon, Saied Simozar and Steven Vielhaber as members of the funds’ investment team.

There will be no changes in the funds’ investment objectives, policies or day-to-day portfolio management practices as a result of, or in connection with, the portfolio manager change.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-PINV3-0806D